Exhibit 99.1

Fiscal 2012 3rd Quarter Earnings Conference Call Presentation July 25, 2012 Jim Rubright – Chairman and Chief Executive Officer Steve Voorhees – Chief Financial Officer and Chief Administrative Officer

Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the slides entitled ―4Q’12 Outlook‖ and ―Key Financial Statistics – FY12 Outlook‖ that give guidance for future periods in 2012. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the Corrugated industry exhibited improving industry fundamentals as the fiscal third quarter came to a close, our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone Acquisition, including, without limitation, synergies and performance improvements; expected levels of depreciation, corporate expenses, interest expense, income tax rates, federal NOL utilization, Black Liquor and AMT tax credit utilization, pension contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2011 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold

We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the overall mix of information regarding RockTenn that is publicly available as of the date of such decision.  We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation. 3

0.97 ($0.01) $0.00 ($0.02) 0.010.95$0.00$0.20$0.40$0.60$0.80$1.00$1.202Q Corrugated Packagi3Q’12 vs. 2Q’12 Adjusted EPS (1) Bridge 4 (1)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. Consumer Packaging Recycling & Waste Solutions 3Q’12 Taxes & Other Corrugated Packaging Segment Income flat on a sequential quarter basis –Maintenance downtime of 165k tons of production and no economic downtime; total decrease of 38K tons of total downtime as compared to 2Q’12 –Impact of higher costs, lost production and the related supply chain disruption, primarily associated with major capital projects at the Hodge Mill totaling $10 million pre-tax ($0.09 / share) –Improving industry fundamentals  Consumer Packaging Segment Income up 37% year over year –Continued strong results in Merchandising Displays –Benefit from lower recycled fiber and energy cost –Some weakness in coated paperboard with CRB mill economic downtime of 5k tons in 3Q’12 Continued progress on integration  4

$3,431 $190 $64 ($918) $440 $56 $122 ($44) $3,341 $2,500 $2,750 $3,000 $3,250 $3,500 $3,750Net Debt (1) Bridge: LTM 3Q’12 5 (1)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.  ($ Millions) 3Q’11 Net Debt Pension in Excess of Expense Cash Restructuring Cash Generated from Operations Capital Expenditures Dividends Acquisitions & Investments Other 3Q’12 Net Debt  5

(1)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. ($ Millions) 2Q’12 Net Debt Pension in Excess of Expense Cash Restructuring Cash Generated from Operations Capital Expenditures Dividends Acquisitions & Investments Other 3Q’12 Net Debt $3,373 $54 $12 ($270) $146 $14 $33 ($21) $3,341 $3,100 $3,200 $3,300 $3,400 $3,500 6

Sequential box shipments up 2.1%; Sequential containerboard shipments up 2.4% –Domestic/export containerboard pricing higher by $6/ton –Containerboard inventory drawdown in 3Q’12 of 100K tons –Export tons lower by 42K tons; export sales approximately 12% of production Impact of Hodge Mill major capital projects and supply chain disruption of $10 million pre-tax Acquired Mid South Packaging for approximately $33 million; 2 sheet plant locations (1)Excludes $6.7 million of operating losses at the Matane mill in 2Q’12 and $0.2 million of inventory step-up expense in 3Q’12 (2)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.  7

3Q'12 vs. 2Q'12 Corrugated Packaging EBITDA [1] Bridge

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$200
$150
$100
$50
$0
($ Millions)
$177
$4
$2
($13)
$11
($7)
$174
2Q'12
Price & Mix
Volume
Maintenance & Economic Outages
Operations & Costs
Input Costs
3Q'12

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

8

Consumer Packaging 3Q’12 vs. 2Q’12 Segment Performance Strong operating performance Generally, sequentially lower selling prices and volumes offset by lower commodity costs 5k tons of economic downtime in 3Q’12 in the CRB system Note: Converting shipments exclude Display shipments (1)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.  9

3Q'12 vs. 2Q'12 Consumer Packaging EBITDA (1) Bridge



$150
$125
$100
$75
$50
$25
$0
($ Millions)
$109
($1)
($5)
$5
$1
($1)
$108
2Q'12
Price & Mix
Volume
Operations & Costs
Input Costs
Other
3Q'12

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

10

Recycling and Waste Solutions 3Q’12 vs. 2Q’12 Segment Performance 11 Declining recycled fiber prices reduced segment margins 4Q’12 recycled fiber prices trending lower (1)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.  11

Demand –Seasonal strengthening in containerboard and box demand –Folding Carton, SBS and CRB demand and backlogs a little soft –Some economic downtime in CRB mills Somewhat lower SBS and CRB selling pricesNo significant major maintenance or economic downtime in Containerboard mill system Lower recycled fiber costs Increased natural gas, electricity and corn starch costs  12

Financial *Free Cash Flow (a Non-GAAP financial measure) = Operating Cash Flow less Capital Expenditures (1)Reflects Net Income Attributable to Rock-Tenn Company Shareholders (2)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. ($ Millions)  13

Leverage Ratio of 2.84x (1) $1.0 billion of liquidity available to RockTenn at 6/30/12 14 RockTenn Capitalization Profile – 6/30/12 Debt Maturity Profile (millions) ($ Millions, except percentages)Cash $ 19 Revolver due 20164126.0%Term Loans A/A2 due 20161,62323.5%AR Securitization due 20144827.0%2013 Notes811.2%2019 Notes3505.1%2022 Notes4005.8%Other Debt140.2%Total Debt $ 3,361 48.7%Shareholders' Equity3,54651.3%Total Capitalization $ 6,907 100.0%At June 30, 2012Above excludes unamortized bond discounts of ($1.1 million) and terminated swaps of $0.2 million (1)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. Credit RatingsS&PMoody'sCorporate RatingBBB-Ba12013 BondsBB+Ba12019 / 2022 BondsBBB-Ba1 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600FY12FY13FY14FY15FY16ThereafterCredit Facilities2013 Notes2019 Notes2022 NotesA/R Securitization Other 14

Synergies and Performance Improvements Run rate of synergy and performance improvements at 6/30/12 in excess of $200 million First box plant conversion to new box plant operational planning systemTo date, eleven box plant closures have been announced Run Rate of Savings +$200 million Mill- Hodge 10% Mill- Matane and Other Operating Improvements 28% Box Plants 15% Energy Projects 6% Procurement 24% Administrative (Corporate, IT, Other) 17%  15

Key Inputs

	Estimated Annual Quantity	Unit	3Q'12 Average Price	Unit	Estimated Annual Cost ($ Millions)	4Q'12 Outlook
Wood Fiber	19	million tons	$34.58	per ton	$657	→
Recycled Fiber (1)	4	million tons	$122.40	per ton	$490	↓
Natural Gas (2)	29	bcf	$2.22	per mmbtu	$63	↑
Fuel Oil (Mill Use) (3)	26	million gallons	$2.37	per gallon	$62	↓
Diesel (Freight) (4)	59	million gallons	$3.95	per gallon	$233	↓

- The Fernandina, Hopewell and West Point natural gas projects will reduce the above fuel oil usage by approximately 19.4 million gallons and increase natural gas usage by approximately 2.9 bcf.

Note: Excluding Wood Fiber 3Q'12 average prices based off of the following indices:

1. Recycled Fiber based on RockTenn weighted consumption by regional indices
2. Natural Gas: NYMEX Henry Hub Futures
3. Fuel Oil: Platts New York #6 2.2% Cargo
4. Diesel: EIA U.S. Diesel Fuel Retail Average Price, Industrial Sector

16

Pension funding stabilization legislation recently passed by Congress –Legislation impact on estimated U.S. pension contributions as compared to recent forecasts: –2013: lower by $70 million –2014: lower by $97 million –2015-2017: higher by $177 million 17

Key Financial Statistics – FY12 Outlook ($ Millions) 18

RockTenn

Appendix  RockTenn  20

Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry. Non-GAAP Measures Our definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Adjusted EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA.  21

―Credit Agreement EBITDA‖ is calculated in accordance with the definition of ―EBITDA‖ contained in the Company’s Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; ―black liquor‖ expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures. For additional information on the calculation see our Credit Agreement, dated as of May 27, 2011, filed as Exhibit 10.1 to our Form 8-K, dated May 27, 2011. ―Total Funded Debt‖ is calculated in accordance with the definition of ―Total Funded Debt‖ contained in the Company’s Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.  22

Our management uses Credit Agreement EBITDA and Total Funded Debt to evaluate compliance with RockTenn’s debt covenants and borrowing capacity available under its Credit Agreement. Management also uses Credit Agreement EBITDA as a measure of our Company’s core operating performance. Management believes that investors also use these measures to evaluate the Company’s compliance with its debt covenants and available borrowing capacity. Management also believes that investors use Credit Agreement EBITDA as a measure of our Company’s core operating performance. Borrowing capacity is dependent upon, in addition to other measures, the ―Total Funded Debt/EBITDA ratio‖ or the ―Leverage Ratio,‖ which is defined as Total Funded Debt divided by Credit Agreement EBITDA.  23

We have defined the non-GAAP measure ―Net Debt‖ to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations. Our management uses Net Debt, along with other factors, to evaluate our financial condition. We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.  24

We also use the non-GAAP measures ―adjusted net income‖ and ―adjusted earnings per diluted share‖. Management believes these non-GAAP financial measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate the performance of the Company because it excludes restructuring and other costs, net, the alternative fuel mixture credit and cellulosic biofuel producer credit and other specific items that management believes are not indicative of the ongoing operating results of the business. The Company and the board of directors use this information to evaluate the Company’s performance relative to other periods.  25

Segment 3Q’12 ($ Millions, except percentages) (1) Corrugated Packaging segment excludes $0.2 million of inventory step-up expense  26

2Q’12 ($ Millions, except percentages) (1) For post closure loss  27

Adjusted EPS Reconciliation(1) Restructuring and other costs and operating losses and transition costs due to plant closures.  28

Net Debt Reconciliation 29

Credit Agreement EBITDA and Leverage Ratio 30 ($ Millions)12 Months Ended 6/30/2012Consolidated Net Income253.6$ Interest Expense, net113.2 Income Taxes141.8 Depreciation and Amortization527.6 Additional Permitted Charges (1)168.5 Credit Agreement EBITDA1,204.7$ Current Portion of Debt257.7$ Long-Term Debt due after one year3,102.6 Total Debt3,360.3 Less: Hedge Adjustments Resulting from Terminated Swaps(0.2) Total Debt Less Hedge Adjustments3,360.1$ Plus: Letters of Credit, Guarantees and Other Adjustments65.0 Total Funded Debt3,425.1$ Leverage Ratio at June 30, 20122.84x(1) As specified in our Credit Agreement dated May 27, 2011. 30

Credit Agreement EBITDA and Leverage Ratio 31 (1) As specified in our Credit Agreement dated May 27, 2011. 31

Credit Agreement EBITDA Breakout of Additional Permitted Charges 32

Credit Agreement EBITDA Breakout of Additional Permitted Charges 33 (1) As specified in our Credit Agreement dated May 27, 2011. 33

RockTenn